UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

MORTGAGE TOTAL

RETURN FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Total Return Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Mortgage Total Return Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities (“MBS”). MBS may be issued by U.S. government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). MBS represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The Fund may invest in government stripped MBS and other stripped securities. The Fund may invest in securities of any maturity or durationi, and the securities may have fixed, floating or variable rates. The Fund may enter into dollar rolls, sometimes referred to as mortgage dollar rolls.

The Fund will not invest more than 25% of its assets in MBS that are not issued, or guaranteed by or comprised of MBS issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The Fund focuses on securities rated investment grade (that is securities rated in the Baa/ BBB categories or above, or, if unrated, securities that we determined to be of comparable credit quality). The Fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, securities that we determined to be below investment grade.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets posted positive total results over the twelve-month reporting period ended December 31, 2020. However, most spread sectors (non-Treasuries) lagged

Western Asset Mortgage Total Return Fund 2020 Annual Report	1

Fund overview (cont’d)

equal duration Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling the high for 2020. The low for the period of 0.11% occurred several times during the second half of 2020 and ended the period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, the high for the reporting period. The low of 0.52% occurred on August 4, 2020 and ended the period at 0.93%.

The overall agency residential mortgage-backed securities (“MBS”) market posted a positive return but lagged equal-duration Treasury bonds during the reporting period. During the twelve months ended December 31, 2020, the overall agency MBS market, as measured by the Bloomberg Barclays U.S. Mortgage-Backed Securities Index (the “Index”)iii, gained 3.87%. Looking at the year more closely, within the Index, MBS Ginnie Mae (“GNMA”) 30-year securities returned 3.68%, MBS conventional 30-year securities gained 3.90% and agency commercial mortgage-backed securities (“CMBS”) returned 9.02%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. The Fund reduced exposure to agency CMBS, while increasing its allocations to asset-backed securities (“ABS”). Within residential agency MBS, we reduced the Fund’s exposure to conventional 30-year securities, while increasing GNMA 30-year securities. Within the coupon stock, the Fund continued favoring lower coupons and increased exposure to lower coupons, such as 2.0% and 2.5%, while reducing allocations to higher coupons, such as 3.0% and 3.5%. Exposure to 15-year and 20-year MBS did not change materially during the reporting period.

Within non-agency CMBS, we reduced the Fund’s exposure to conduit securities, while increasing our allocation to Single Asset Single Borrower securities. Within non-agency residential MBS, the Fund’s positions in legacy and credit risk transfer subsectors were marginally lower in favor of an allocation to the non-qualified mortgage sub-sector. Lastly, within ABS, the Fund has increased exposure to private student loan securities.

During the reporting period, the Fund utilized Treasury futures, Eurodollar futures, interest rate swaps and swaptions to manage the Fund’s duration and yield curveiv exposure. Overall, the use of these derivatives detracted from performance.

Performance review

For the twelve months ended December 31, 2020, Class A shares of Western Asset Mortgage Total Return Fund, excluding sales charges, returned 2.25%. The Fund’s

2	Western Asset Mortgage Total Return Fund 2020 Annual Report

unmanaged benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, returned 3.87% for the same period. The Lipper U.S. Mortgage Funds Category Averagev returned 4.08% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Mortgage Total Return Fund:
Class 1[1]	2.24%	2.53%
Class A	2.21%	2.25%
Class C	1.87%	1.57%
Class C1[2]	1.93%	1.72%
Class I	2.36%	2.56%
Class IS	2.31%	2.56%
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	0.36%	3.87%
Lipper U.S. Mortgage Funds Category Average	1.92%	4.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class 1, Class A, Class C, Class C1, Class I and Class IS shares were 2.26%, 1.91%, 1.34%, 1.49%, 2.41% and 2.38%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class C1, Class I and Class IS shares were 0.67%, 0.95%, 1.64%, 1.36%, 0.67% and 0.56%, respectively.

[1]

Class 1 shares of the Fund are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Mortgage Total Return Fund 2020 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Effective January 1, 2021, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s underweight to 3.0% coupon and overweight to 2.0% coupon in conventional and GNMA 30-year MBS contributed to returns during the reporting period. Exposure to ABS was also additive for results.

Elsewhere, having a duration that was longer than that of the benchmark was additive for results as rates moved lower during the year.

Q. What were the leading detractors from performance?

A. The Fund’s underweight to 2.5% coupon in conventional and GNMA 30-year MBS detracted from returns during the reporting period. Exposures to non-agency commercial and residential MBS were also headwinds for results. While the commercial sector remains further behind in terms of recovery, momentum is also building in this sector and we continued to see significant recovery potentials in these securities. Indeed, the recent news of successful vaccine trials, along with our belief that forceful monetary policy support will continue, should help to propel a meaningful economic recovery and also help the lagging commercial real estate sectors to reopen.

Thank you for your investment in Western Asset Mortgage Total Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2021

4	Western Asset Mortgage Total Return Fund 2020 Annual Report

RISKS: Fixed income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities. High-yield (“junk”) bonds are generally subject to greater credit risks than higher grade bonds. The U.S. government guarantee of principal and interest payments applies only to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top four sector holdings (as a percentage of net assets) as of December 31, 2020 were: Mortgage-Backed Securities (51.9%), Collateralized Mortgage Obligations (38.8%), Asset-Backed Securities (8.8%) and Short-Term Investments (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows. A basis point is one-hundredth (1/100 or 0.01) of one percent.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 132 funds for the six-month period and among the 128 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Mortgage Total Return Fund 2020 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Amount represents less than 0.1%.

6	Western Asset Mortgage Total Return Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	2.24%	$1,000.00	$1,022.40	0.72%	$3.66	Class 1	5.00%	$1,000.00	$1,021.52	0.72%	$3.66
Class A	2.21	1,000.00	1,022.10	0.98	4.98	Class A	5.00	1,000.00	1,020.21	0.98	4.98
Class C	1.87	1,000.00	1,018.70	1.65	8.37	Class C	5.00	1,000.00	1,016.84	1.65	8.36
Class C1	1.93	1,000.00	1,019.30	1.51	7.66	Class C1	5.00	1,000.00	1,017.55	1.51	7.66
Class I	2.36	1,000.00	1,023.60	0.68	3.46	Class I	5.00	1,000.00	1,021.72	0.68	3.46
Class IS	2.31	1,000.00	1,023.10	0.59	3.00	Class IS	5.00	1,000.00	1,022.17	0.59	3.00

Western Asset Mortgage Total Return Fund 2020 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Mortgage Total Return Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/20	2.53%	2.25%	1.57%	1.72%	2.56%	2.56%
Five Years Ended 12/31/20	3.48	3.20	2.48	2.75	3.50	N/A
Ten Years Ended 12/31/20	4.27	4.00	N/A	3.50	4.31	N/A
Inception* through 12/31/20	—	—	2.74	—	—	3.47

With sales charges[3]	Class 1	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/20	2.53%	-2.09%	0.58%	0.73%	2.56%	2.56%
Five Years Ended 12/31/20	3.48	2.30	2.48	2.75	3.50	N/A
Ten Years Ended 12/31/20	4.27	3.54	N/A	3.50	4.31	N/A
Inception* through 12/31/20	—	—	2.74	—	—	3.47

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/10 through 12/31/20)	51.84%
Class A (12/31/10 through 12/31/20)	47.95
Class C (Inception date of 8/1/12 through 12/31/20)	25.53
Class C1 (12/31/10 through 12/31/20)	41.03
Class I (12/31/10 through 12/31/20)	52.55
Class IS (Inception date of 6/30/16 through 12/31/20)	16.63

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, C1, I and IS shares are September 12, 2000, November 6, 1992, August 1, 2012, February 4, 1993, February 7, 1996 and June 30, 2016, respectively.

Western Asset Mortgage Total Return Fund 2020 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Mortgage Total Return Fund vs. Bloomberg Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Mortgage Total Return Fund on December 31, 2010, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average. The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (the “Index”) is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Mortgage Total Return Fund 2020 Annual Report

Schedule of investments

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 51.9%
FHLMC — 10.5%
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	7/1/45-5/1/50	$1,870,727	$2,056,280
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	6/1/46-7/1/50	4,317,755	4,613,451
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46-6/1/48	6,537,641	7,081,217
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/48-3/1/50	468,224	518,104
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	2/1/50	74,342	79,434
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	8/1/33-2/1/42	591,557	686,852
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	12/1/33-3/1/47	15,385,589	16,711,568
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	11/1/35	6,733	7,921
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	3/1/43-9/1/48	11,123,853	12,078,332
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	3/1/46-4/1/49	4,487,601	4,943,319
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46	31,265,761	33,858,112
Total FHLMC				82,634,590
FNMA — 32.0%
Federal National Mortgage Association (FNMA)	4.000%	12/31/25	1,700,000	1,832,680	(a)(b)(c)
Federal National Mortgage Association (FNMA)	2.740%	7/1/27	1,937,163	2,139,086
Federal National Mortgage Association (FNMA)	3.331%	1/1/28	3,965,437	4,174,652	(d)
Federal National Mortgage Association (FNMA)	2.500%	6/1/28	161,104	169,482
Federal National Mortgage Association (FNMA)	3.790%	8/1/28	4,700,000	5,343,713
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	143,264	155,362
Federal National Mortgage Association (FNMA)	8.500%	10/1/30	29,439	33,104
Federal National Mortgage Association (FNMA)	2.680%	1/1/35-2/1/35	700,000	772,802

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	11

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	$1,194,988	$1,337,807	(d)
Federal National Mortgage Association (FNMA)	3.000%	12/1/36-9/1/50	30,501,527	32,549,417
Federal National Mortgage Association (FNMA)	3.500%	12/1/37-3/1/57	49,156,915	53,388,550
Federal National Mortgage Association (FNMA)	5.000%	10/1/41-3/1/50	14,934,940	17,023,675
Federal National Mortgage Association (FNMA)	4.000%	5/1/42-10/1/49	25,100,738	27,382,488
Federal National Mortgage Association (FNMA)	4.500%	10/1/45-9/1/57	32,992,035	36,528,965
Federal National Mortgage Association (FNMA)	2.000%	1/1/51-2/1/51	52,370,000	54,330,777	(c)
Federal National Mortgage Association (FNMA)	2.500%	1/1/51-2/1/51	11,100,000	11,688,852	(c)
Federal National Mortgage Association (FNMA)	4.500%	8/1/58	2,246,767	2,571,615	(e)
Total FNMA				251,423,027
GNMA — 9.4%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	17,060	18,756
Government National Mortgage Association (GNMA)	7.500%	4/15/29-9/15/31	71,295	76,184
Government National Mortgage Association (GNMA)	6.000%	11/15/32	328,873	376,243
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/15/40	657,916	752,601
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	1,042,248	1,101,666
Government National Mortgage Association (GNMA)	3.500%	6/15/48-6/15/50	5,324,039	5,701,486
Government National Mortgage Association (GNMA)	4.000%	3/15/50	188,416	200,086
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-2/20/50	11,038,832	12,007,861
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-10/20/50	2,530,137	2,729,689
Government National Mortgage Association (GNMA) II	4.000%	7/20/47-8/20/50	14,589,967	15,922,654

See Notes to Financial Statements.

12	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	4.500%	5/20/48-7/20/50	$9,587,909	$10,461,829
Government National Mortgage Association (GNMA) II	5.000%	10/20/48-1/20/49	6,318,797	6,912,976
Government National Mortgage Association (GNMA) II	2.000%	1/1/50-2/1/50	9,600,000	10,036,515	(c)
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	100,000	107,849
Government National Mortgage Association (GNMA) II	2.500%	1/1/51	4,400,000	4,658,156	(c)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.797%)	1.939%	6/20/60	2,508,644	2,633,183	(d)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.089%)	1.212%	8/20/58	54,229	54,867	(d)
Total GNMA				73,752,601
Total Mortgage-Backed Securities (Cost — $395,396,216)				407,810,218
Collateralized Mortgage Obligations (f) — 38.8%
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%)	0.748%	1/25/36	180,652	170,011	(d)
Alternative Loan Trust, 2006-OA9 2A1B (1 mo. USD LIBOR + 0.200%)	0.352%	7/20/46	118,044	93,084	(d)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.821%	8/10/45	4,118,956	1,815,903	(d)(g)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	0.386%	9/29/36	5,651,258	5,062,979	(d)(g)
Benchmark Mortgage Trust, 2020-IG3 C	3.387%	9/15/48	2,000,000	2,019,092	(d)(g)
BHMS Mortgage Trust, 2018-ATLS C (1 mo. USD LIBOR + 1.900%)	2.059%	7/15/35	2,250,000	2,126,055	(d)(g)
BHMS Mortgage Trust, 2018-MZB (1 mo. USD LIBOR + 6.637%)	6.795%	7/10/21	1,070,000	869,144	(d)(g)
BX Trust, 2019-OC11 E	4.075%	12/9/41	2,500,000	2,549,799	(d)(g)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	2,560,206	494,094
Credit Suisse First Boston Mortgage Securities Corp., 2002-10 2A1	7.500%	5/25/32	170,423	179,801
CSMC Trust, 2014-USA C	4.336%	9/15/37	2,500,000	2,279,417	(g)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	7.509%	7/15/32	3,000,000	1,995,798	(d)(g)
CSMC Trust, 2017-RPL3 B3	4.675%	8/1/57	3,297,098	3,489,213	(d)(g)
CSMC Trust, 2019-RIO B	6.889%	12/15/21	7,500,000	7,036,379	(b)(g)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
CSWF, 2018-TOP E (1 mo. USD LIBOR + 2.250%)	2.409%	8/15/35	$1,600,000	$1,531,576	(d)(g)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,900,000	1,057,616	(b)(g)
Deephaven Residential Mortgage Trust, 2020-2 A3	2.856%	5/25/65	3,140,000	3,223,344	(g)
EverBank Mortgage Loan Trust, 2018-1 AX1, IO	0.123%	2/25/48	167,784,560	359,764	(d)(g)
EverBank Mortgage Loan Trust, 2018-1 B4	3.623%	2/25/48	2,504,004	1,746,453	(d)(g)
EverBank Mortgage Loan Trust, 2018-1 B5	3.623%	2/25/48	2,282,690	1,092,141	(d)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K063 X1, IO	0.287%	1/25/27	64,503,515	1,025,709	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K-1510 X1, IO	0.482%	1/25/34	40,045,428	2,032,770	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K-1516 X1, IO	1.512%	5/25/35	11,235,449	1,929,982	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	636,886	756,840
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	78,993	88,570
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3027 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	5.991%	5/15/29	38,494	5,263	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3265 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.140%)	5.981%	1/15/37	44,203	8,137	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3397 GS, IO (-1.000 x 1 mo. USD LIBOR + 7.000%)	6.841%	12/15/37	454,201	103,731	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.791%	10/15/41	531,200	95,805	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3960 SJ, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.491%	8/15/40	338,327	15,195	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3966 SA, IO (-1.000 x 1 mo. USD LIBOR + 5.900%)	5.741%	12/15/41	1,603,020	273,022	(d)

See Notes to Financial Statements.

14	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4048 IK, IO	3.000%	5/15/27	$358,546	$19,640
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4077 TO, PO	0.000%	5/15/41	2,603,774	2,551,635
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4085 IO, IO	3.000%	6/15/27	1,291,403	69,153
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4114 LI, IO	3.500%	10/15/32	3,317,317	333,398
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4134 IM, IO, PAC	3.500%	11/15/42	5,256,822	571,835
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4143 AZ	2.000%	12/15/42	871,323	799,617
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4144 GI, IO, PAC-1	3.000%	12/15/32	2,099,739	186,456
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4147 IN, IO	3.500%	12/15/32	2,961,563	304,012
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4170 PI, IO, PAC-1	3.000%	1/15/33	3,199,828	222,639
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.091%	9/15/42	1,093,144	149,615	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4210 Z	3.000%	5/15/43	9,881,699	9,990,250
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4403 IG, IO	3.500%	7/15/32	1,707,393	78,369
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4700 QI, IO	3.500%	7/15/44	5,287,643	174,572
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4715 JS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	5.991%	8/15/47	2,428,378	486,871	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4759 MI, IO	4.000%	9/15/45	1,984,166	149,373
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4808 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.041%	7/15/48	2,522,976	503,975	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	950,669	982,579
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4856 IO, IO	5.000%	1/15/49	2,710,352	468,866

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4882 S, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.891%	5/15/49	$4,188,961	$684,854	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4915 SG, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.902%	9/25/49	8,357,939	1,687,509	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4921 SN, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.902%	10/25/49	4,946,738	902,667	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4931 DZ	2.500%	11/25/49	3,110,316	3,237,302
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4962 SP, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.902%	3/25/50	4,093,895	607,843	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4988 AZ	2.000%	7/25/50	5,656,234	5,713,507
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4995 QI, IO	2.500%	7/25/50	17,133,687	1,917,859
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4995 IQ, IO	2.500%	7/25/50	3,328,831	390,012
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5000 IB, IO	2.500%	7/25/50	7,529,987	989,435
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5000 UI, IO	2.500%	7/25/50	6,285,545	874,631
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5040 IB, IO	2.500%	11/25/50	198,794	24,999
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	4,455,003	552,436	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	0.340%	9/25/55	10,218,658	1,121,967	(d)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	69,856,425	273,348	(d)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	8,058,474	1,154,298	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	0.000%	8/25/56	17,592,119	1,901,089	(d)(g)

See Notes to Financial Statements.

16	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	$415,374,259	$1,855,061	(d)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	4,900,000	4,922,902	(d)(g)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 312 S1, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.791%	9/15/43	2,326,081	503,788	(d)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 317 PO, PO	0.000%	11/15/43	5,198,939	4,654,541
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.817%	2/15/38	484,768	28,962	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	10.898%	3/25/25	3,987,833	4,328,314	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR + 10.500%)	10.648%	10/25/28	2,385,210	2,817,691	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 B2 (1 mo. USD LIBOR + 10.000%)	10.148%	7/25/29	2,530,383	2,618,311	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B1 (1 mo. USD LIBOR + 3.750%)	3.898%	4/25/43	3,550,000	3,566,971	(d)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	11.898%	5/25/43	5,038,411	5,697,621	(d)(g)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	10.398%	1/25/29	4,617,061	5,457,215	(d)(g)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	9.398%	4/25/29	3,761,940	4,243,073	(d)(g)
Federal National Mortgage Association (FNMA) ACES, 2019-M11 X1, IO	1.045%	6/25/29	20,823,104	1,431,539	(d)
Federal National Mortgage Association (FNMA) ACES, 2020-M11 IO, IO	1.770%	12/25/28	7,297,976	835,335	(d)
Federal National Mortgage Association (FNMA) ACES, 2020-M16 X1, IO	0.476%	4/25/32	41,718,738	1,552,413	(d)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) ACES, 2020-M24 X1, IO	1.781%	1/25/37	$7,446,244	$1,118,651	(d)
Federal National Mortgage Association (FNMA) Multifamily REMIC Trust, 2020-M31 X2, IO	1.353%	12/25/32	23,551,567	2,473,777	(d)
Federal National Mortgage Association (FNMA) REMIC, 2003-22 IO, IO	6.000%	4/25/33	79,556	14,550
Federal National Mortgage Association (FNMA) REMIC, 2009-6 KZ	5.000%	2/25/49	425,046	487,960
Federal National Mortgage Association (FNMA) REMIC, 2009-59 LB	4.874%	8/25/39	454,603	510,202	(d)
Federal National Mortgage Association (FNMA) REMIC, 2009-74 TX, PAC	5.000%	9/25/39	1,349,193	1,567,461
Federal National Mortgage Association (FNMA) REMIC, 2010-2 AI, IO	5.500%	2/25/40	451,123	79,905
Federal National Mortgage Association (FNMA) REMIC, 2010-84 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.560%)	6.412%	8/25/40	1,219,078	302,042	(d)
Federal National Mortgage Association (FNMA) REMIC, 2010-150 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.530%)	6.382%	1/25/41	883,785	217,190	(d)
Federal National Mortgage Association (FNMA) REMIC, 2011-36 YS, IO (-1.000 x 1 mo. USD LIBOR + 6.520%)	6.372%	1/25/41	3,439,396	860,290	(d)
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	246,549	277,914
Federal National Mortgage Association (FNMA) REMIC, 2011-99 KI, IO	4.500%	12/25/25	85,856	817
Federal National Mortgage Association (FNMA) REMIC, 2011-144 PT	11.790%	1/25/38	421,157	560,173	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-14 SL, IO (-1.000 x 1 mo. USD LIBOR + 6.550%)	6.402%	12/25/40	3,071,874	263,420	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	229,203	250,961
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	291,189	357,177
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	6.425%	7/25/42	2,052,041	416,025	(d)

See Notes to Financial Statements.

18	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-123 BI, IO	3.500%	11/25/32	$1,554,134	$143,937
Federal National Mortgage Association (FNMA) REMIC, 2012-135 AI, IO	3.000%	12/25/27	1,639,912	95,145
Federal National Mortgage Association (FNMA) REMIC, 2012-149 AI, IO	3.000%	1/25/28	3,448,896	204,035
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	273,303	329,459
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	2,252,764	2,602,563
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	2.359%	8/25/44	1,297,465	82,028	(d)
Federal National Mortgage Association (FNMA) REMIC, 2014-47 IA, IO	2.165%	8/25/44	2,368,958	143,247	(d)
Federal National Mortgage Association (FNMA) REMIC, 2014-49 KS, IO	2.253%	8/25/44	1,916,780	116,836	(d)
Federal National Mortgage Association (FNMA) REMIC, 2016-48 IA, IO	4.500%	6/25/38	10,238,773	1,576,991
Federal National Mortgage Association (FNMA) REMIC, 2018-3 IO, IO	4.000%	2/25/48	8,707,666	1,238,295
Federal National Mortgage Association (FNMA) REMIC, 2018-38 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.102%	6/25/48	10,005,468	1,816,175	(d)
Federal National Mortgage Association (FNMA) REMIC, 2018-54 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.102%	8/25/48	4,011,379	779,411	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-25 PI, IO	5.000%	5/25/48	1,964,832	379,741
Federal National Mortgage Association (FNMA) REMIC, 2019-33 ZJ	2.750%	7/25/49	2,158,740	2,378,967
Federal National Mortgage Association (FNMA) REMIC, 2019-38 SH, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.900%	7/25/49	8,707,796	1,672,113	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-42 KS, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	7.002%	8/25/49	3,059,623	589,918	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-42 LS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.475%	8/25/49	3,543,982	763,090	(d)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) REMIC, 2019-44 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.902%	8/25/49	$3,882,680	$687,185	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-45 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.875%	8/25/49	4,355,399	751,076	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-45 SE, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.902%	8/25/49	17,709,865	3,542,285	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-54 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.902%	9/25/49	4,262,974	678,183	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-57 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.852%	10/25/49	3,301,729	502,673	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-58 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.852%	10/25/49	5,162,628	795,583	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-59 SH, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.825%	10/25/49	8,652,155	1,479,888	(d)
Federal National Mortgage Association (FNMA) REMIC, 2019-83 QS, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.775%	1/25/50	50,893,262	10,573,050	(d)
Federal National Mortgage Association (FNMA) REMIC, 2020-26 SA, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.802%	5/25/50	2,672,475	589,319	(d)
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	1,111,046	1,126,623
Federal National Mortgage Association (FNMA) REMIC, 2020-62 BI, IO	2.000%	9/25/50	2,352,358	264,885
Federal National Mortgage Association (FNMA) REMIC, 2020-67 IH, IO	2.000%	9/25/50	2,857,242	375,587
Federal National Mortgage Association (FNMA) REMIC, 2020-74 EI, IO	2.500%	10/25/50	196,458	28,084
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	1,390,961	177,337
Federal National Mortgage Association (FNMA) REMIC, 2020-93 LI, IO	2.500%	1/25/51	7,000,000	863,797
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/25/35	995,357	150,945

See Notes to Financial Statements.

20	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) STRIPS, 364 13, IO	6.000%	9/25/35	$72,380	$12,989
Federal National Mortgage Association (FNMA) STRIPS, 383 18, IO	5.500%	1/25/38	90,222	15,614
Federal National Mortgage Association (FNMA) STRIPS, 383 20, IO	5.500%	7/25/37	65,482	11,227
Federal National Mortgage Association (FNMA) STRIPS, 406 2, IO	4.000%	2/25/41	2,870,780	392,490
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	51,862	9,876
Federal National Mortgage Association (FNMA) STRIPS, 407 42, IO	6.000%	1/25/38	40,890	7,623
Federal National Mortgage Association (FNMA) STRIPS, 407 C10, IO	5.000%	1/25/38	422,577	71,873
Federal National Mortgage Association (FNMA) STRIPS, 417 C5, IO	3.500%	2/25/43	5,220,474	545,097
Federal National Mortgage Association (FNMA) STRIPS, 418 C15, IO	3.500%	8/25/43	11,323,094	1,384,208
Government National Mortgage Association (GNMA), 2004-59 FP (1 mo. USD LIBOR + 0.300%)	0.453%	8/16/34	593,261	593,627	(d)
Government National Mortgage Association (GNMA), 2004-81 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.047%	10/16/34	613,798	100,341	(d)
Government National Mortgage Association (GNMA), 2007-17 IB, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.098%	4/20/37	3,852,688	746,534	(d)
Government National Mortgage Association (GNMA), 2007-45 QB, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.600%)	6.448%	7/20/37	580,488	128,419	(d)
Government National Mortgage Association (GNMA), 2009-H01 FA (1 mo. USD LIBOR + 1.150%)	1.302%	11/20/59	542,725	547,370	(d)
Government National Mortgage Association (GNMA), 2010-4 SI, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.947%	11/16/34	1,405,564	206,718	(d)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	6.328%	4/20/40	7,540	1,583	(d)
Government National Mortgage Association (GNMA), 2010-59 LB, PAC-1	4.500%	10/20/39	638,113	676,312

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Government National Mortgage Association (GNMA), 2010-59 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.847%	5/16/40	$439,326	$83,021	(d)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.498%	1/20/40	11,895	989	(d)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	53,082	23
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	0.826%	2/20/60	1,872,796	1,883,953	(d)
Government National Mortgage Association (GNMA), 2011-40 EI, IO	4.000%	12/16/25	89,911	5,078
Government National Mortgage Association (GNMA), 2011-79 KS, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	5.248%	5/20/41	1,672,376	313,513	(d)
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	1,368,260	1,551,312
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	4,991,374	8,735	(d)
Government National Mortgage Association (GNMA), 2011-146 KS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.947%	11/16/41	1,394,631	291,918	(d)
Government National Mortgage Association (GNMA), 2012-13 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.498%	2/20/41	789,754	127,048	(d)
Government National Mortgage Association (GNMA), 2012-70 IO, IO	0.184%	8/16/52	10,623,944	57,996	(d)
Government National Mortgage Association (GNMA), 2013-90 PI, IO, PAC-1	3.500%	10/20/41	4,221,729	288,984
Government National Mortgage Association (GNMA), 2013-142 IO, IO	0.838%	9/16/51	6,794,486	214,223	(d)
Government National Mortgage Association (GNMA), 2013-163 IO, IO	1.221%	2/16/46	7,160,932	252,905	(d)
Government National Mortgage Association (GNMA), 2014-2 CI, IO	4.500%	1/20/44	1,411,794	278,958
Government National Mortgage Association (GNMA), 2014-16 IO, IO	0.561%	6/16/55	5,799,333	146,489	(d)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.662%	9/16/55	2,237,654	84,162	(d)

See Notes to Financial Statements.

22	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Government National Mortgage Association (GNMA), 2014-60 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.938%	4/16/44	$4,069,828	$826,519	(d)
Government National Mortgage Association (GNMA), 2014-91 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.600%)	5.447%	6/16/44	1,666,779	338,379	(d)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC (-1.000 x 1 mo. USD LIBOR + 5.600%)	5.448%	8/20/44	4,883,399	842,746	(d)
Government National Mortgage Association (GNMA), 2014-118 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.048%	8/20/44	861,195	194,872	(d)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	3,545,749	517,056
Government National Mortgage Association (GNMA), 2016-51 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.898%	4/20/46	2,790,047	527,319	(d)
Government National Mortgage Association (GNMA), 2016-87 IO, IO	0.954%	8/16/58	7,072,102	395,430	(d)
Government National Mortgage Association (GNMA), 2016-156 PB	2.000%	11/20/46	5,417,124	5,442,839
Government National Mortgage Association (GNMA), 2017-19 SE, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	5.997%	2/16/47	4,080,128	941,116	(d)
Government National Mortgage Association (GNMA), 2017-21 IO, IO	0.701%	10/16/58	13,713,391	756,089	(d)
Government National Mortgage Association (GNMA), 2017-26 IQ, IO	5.000%	2/20/40	6,636,635	1,170,844
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.702%	7/16/58	1,459,497	72,390	(d)
Government National Mortgage Association (GNMA), 2017-190 IO, IO	0.621%	3/16/60	5,594,900	270,513	(d)
Government National Mortgage Association (GNMA), 2018-8 S, IO (-1.000 x 1 mo. USD LIBOR + 3.500%)	2.500%	1/20/48	21,668,677	1,447,231	(d)
Government National Mortgage Association (GNMA), 2018-125 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.098%	9/20/48	3,599,351	532,789	(d)
Government National Mortgage Association (GNMA), 2018-134 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.048%	10/20/48	6,495,120	980,545	(d)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Government National Mortgage Association (GNMA), 2019-1 LS, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.898%	1/20/49	$7,593,903	$1,326,789	(d)
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	1,610,715	1,695,690
Government National Mortgage Association (GNMA), 2019-85 LS, IO (-1.000 x 1 mo. USD LIBOR + 3.290%)	3.138%	7/20/49	33,109,769	3,115,057	(d)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	851,085	875,436
Government National Mortgage Association (GNMA), 2020-33 SD, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	5.998%	7/20/47	1,640,111	387,660	(d)
Government National Mortgage Association (GNMA), 2020-36 GS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.948%	3/20/50	8,798,878	1,694,927	(d)
Government National Mortgage Association (GNMA), 2020-47 MI, IO	3.500%	4/20/50	769,541	112,532
Government National Mortgage Association (GNMA), 2020-47 NI, IO	3.500%	4/20/50	288,361	47,454
Government National Mortgage Association (GNMA), 2020-61 CI, IO	4.000%	3/20/50	2,510,920	285,664
Government National Mortgage Association (GNMA), 2020-85 CI, IO	3.500%	4/20/50	2,374,571	268,634
Government National Mortgage Association (GNMA), 2020-116 GI, IO	2.500%	8/20/50	8,890,263	1,138,273
Government National Mortgage Association (GNMA), 2020-122 IM, IO	2.500%	8/20/50	3,076,873	451,913
Government National Mortgage Association (GNMA), 2020-123 EI, IO	2.500%	8/20/50	6,248,886	889,639
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	197,677	27,350
Government National Mortgage Association (GNMA), 2020-160 VI, IO	2.500%	10/20/50	297,630	42,907
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	796,884	114,556
Government National Mortgage Association (GNMA), 2020-H02 FG (1 mo. USD LIBOR + 0.600%)	0.740%	1/20/70	3,411,475	3,442,513	(d)
Government National Mortgage Association (GNMA), 2020-H08 BI, IO	1.762%	4/1/70	12,741,431	723,014	(d)

See Notes to Financial Statements.

24	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Government National Mortgage Association (GNMA), 2020-H9 FL (1 mo. USD LIBOR + 1.150%)	1.302%	5/20/70	$2,601,977	$2,729,111	(d)
Government National Mortgage Association (GNMA), 2020-H12 F (1 mo. USD LIBOR + 0.500%)	0.652%	7/20/70	99,080	99,667	(d)
Government National Mortgage Association (GNMA), 2020-H13 FA (1 mo. USD LIBOR + 0.450%)	0.602%	7/20/70	793,455	796,254	(d)
GS Mortgage Securities Corp. II, 2018-SRP5 D (1 mo. USD LIBOR + 6.000%)	6.159%	9/15/31	5,000,000	3,173,440	(d)(g)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	175,241	61,334
GS Mortgage Securities Trust, 2015-GC34 D	2.979%	10/10/48	2,500,000	1,857,993
GS Mortgage Securities Trust, 2019-GC39 XA, IO	1.139%	5/10/52	45,008,865	3,175,245	(d)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	0.548%	4/25/36	1,453,409	1,274,654	(d)(g)
Impac CMB Trust, 2004-10 3A1 (1 mo. USD LIBOR + 0.700%)	0.848%	3/25/35	243,861	237,645	(d)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	0.648%	5/25/37	358,977	355,477	(d)(g)
Impac Secured Assets Corp., 2004-4 M5 (1 mo. USD LIBOR + 1.650%)	1.798%	2/25/35	2,097,470	1,691,662	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.895%	2/12/49	783,663	394,235	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.496%	2/15/51	57,364	53,699	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 D (1 mo. USD LIBOR + 4.250%)	4.409%	11/15/31	1,830,000	1,656,343	(d)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	3.909%	5/15/28	3,220,826	2,905,263	(d)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT C (1 mo. USD LIBOR + 3.800%)	3.959%	7/15/34	2,114,372	1,931,243	(d)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	4.409%	12/15/36	5,020,000	4,326,230	(d)(g)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	6.909%	12/15/36	$5,020,000	$4,101,730	(d)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN FFL (1 mo. USD LIBOR + 2.500%)	2.653%	1/16/37	2,371,500	2,155,884	(d)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.153%	1/16/37	2,159,000	1,857,818	(d)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	2,530,000	2,284,885	(d)(g)
La Hipotecaria El Salvadorian Mortgage Trust, 2019-1A AAA	4.250%	9/29/46	1,695,903	1,812,612	(g)
Magnolia Finance XI DAC, 2019-2 A (1 mo. USD LIBOR + 2.750%)	2.900%	7/31/21	444,899	447,570	(d)(g)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	0.358%	4/25/46	421,365	383,012	(d)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1 (1 mo. USD LIBOR + 0.200%)	0.348%	5/25/47	127,725	149,808	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	675,729	385,172	(d)(g)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.259%	12/12/49	63,663	38,898	(d)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2 (1 mo. USD LIBOR + 0.140%)	0.288%	6/25/36	35,004	11,605	(d)
Morgan Stanley Re-REMIC Trust, 2015-R6 1A1 (1 mo. USD LIBOR + 0.260%)	0.670%	7/26/45	464,152	456,785	(d)(g)
Mortgage Repurchase Agreement Financing Trust, 2020-5 A2 (1 mo. USD LIBOR + 1.000%)	1.149%	8/10/23	1,210,000	1,219,484	(d)(g)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	2,600,000	2,169,505	(d)(g)
Multifamily CAS Trust, 2019-1 M7 (1 mo. USD LIBOR + 1.700%)	1.848%	10/15/49	4,582,554	4,479,490	(d)(g)
Multifamily CAS Trust, 2020-01 CE (1 mo. USD LIBOR + 7.500%)	7.648%	3/25/50	4,500,000	4,036,523	(d)(g)
Multifamily Trust, 2016-1 B	8.148%	4/25/46	1,353,371	1,545,870	(d)(g)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	4,750,000	4,238,945	(d)(g)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.398%	8/15/36	3,150,000	2,613,100	(d)(g)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	848,053	905,379	(d)(g)

See Notes to Financial Statements.

26	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
NovaStar Mortgage Funding Trust, 2006- MTA1 2A1A (1 mo. USD LIBOR + 0.380%)	0.518%	9/25/46	$124,782	$121,611	(d)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	2.895%	5/27/23	1,518,759	1,467,900	(d)(g)
Redwood Funding Trust, 2019-1 PT	4.213%	9/27/24	9,109,592	9,204,405	(g)
Starwood Retail Property Trust, 2014-STAR C (1 mo. USD LIBOR + 2.750%)	2.909%	11/15/27	2,324,000	535,189	(d)(g)
Starwood Retail Property Trust, 2014-STAR D (1 mo. USD LIBOR + 3.500%)	3.659%	11/15/27	650,000	65,081	(d)(g)
Structured Asset Mortgage Investments II
Trust, 2006-AR6 1A1 (1 mo. USD LIBOR + 0.180%)	0.328%	7/25/46	115,422	99,526	(d)
Structured Asset Securities Corp., 2005-RF3 1A (1 mo. USD LIBOR + 0.350%)	0.498%	6/25/35	200,787	175,437	(d)(g)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.000%)	2.153%	11/11/34	2,223,670	2,087,780	(d)(g)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.180%)	3.333%	11/11/34	5,646,259	5,239,831	(d)(g)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 3.952%)	4.105%	11/11/34	3,602,427	3,307,993	(d)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	1,330,000	136,325	(d)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	1,339,991	60,708	(d)(g)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	3.746%	6/25/33	29,020	29,050	(d)
Total Collateralized Mortgage Obligations (Cost — $313,983,410)				304,856,300

			Face Amount/ Units
Asset-Backed Securities — 8.8%
Asset-Backed Securities Corp. Home Equity
Loan Trust, 2007-HE1 A4 (1 mo. USD LIBOR + 0.140%)	0.288%	12/25/36	1,779,626	1,715,716	(d)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A C	4.240%	9/22/25	4,200,000	4,368,008	(g)
Avis Budget Rental Car Funding AESOP LLC, 2020-1A C	3.020%	8/20/26	7,700,000	7,412,098	(g)
Conseco Finance Corp., 1997-4 M1	7.220%	2/15/29	1,107,434	1,114,614	(d)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	27

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates Trust, 2002-S3 M1	4.800%	5/25/32	$2,948	$2,733	(d)
Countrywide Asset-Backed Certificates Trust, 2006-SD3 A1 (1 mo. USD LIBOR + 0.660%)	0.808%	7/25/36	199,992	192,902	(d)(g)
Countrywide Home Equity Loan Trust, 2006-E 2A (1 mo. USD LIBOR + 0.140%)	0.299%	7/15/36	26,609	24,869	(d)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	3.168%	8/9/24	4,900,000	4,869,679	(d)(g)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A	5.025%	8/9/24	2,954,774	2,866,131	(a)(b)(g)
CreditShop Credit Card Co. LLC, 2019-1 B (1 mo. USD LIBOR + 6.250%)	6.409%	8/15/24	4,124,919	4,137,224	(d)(g)
CSMC Trust, 2017-RPL1 A1	2.750%	7/25/57	1,419,782	1,494,831	(d)(g)
CSMC Trust, 2017-RPL1 B1	3.053%	7/25/57	4,076,582	3,099,266	(d)(g)
CSMC Trust, 2017-RPL1 B2	3.053%	7/25/57	4,676,961	3,219,162	(d)(g)
CSMC Trust, 2017-RPL1 B3	3.053%	7/25/57	3,976,476	2,206,630	(d)(g)
CSMC Trust, 2017-RPL1 B4	3.053%	7/25/57	4,355,026	760,858	(d)(g)
DRB Prime Student Loan Trust, 2015-B A1 (1 mo. USD LIBOR + 1.900%)	2.043%	10/27/31	332,720	333,448	(d)(g)
Hertz Vehicle Financing II LP, 2015-3A D	5.330%	9/25/21	2,000,000	1,971,068	(g)
Legacy Mortgage Asset Trust, 2019-GS2 A1	3.750%	1/25/59	5,166,600	5,187,985	(g)
Navient Private Education Refi Loan Trust, 2020-A B	3.160%	11/15/68	4,510,000	4,686,797	(g)
Navient Private Education Refi Loan Trust, 2020-BA B	2.770%	1/15/69	5,000,000	5,096,817	(g)
New Century Home Equity Loan Trust, 2003-B M2 (1 mo. USD LIBOR + 2.475%)	2.623%	11/25/33	1,548	1,556	(d)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	0.418%	5/25/36	293,076	290,337	(d)(g)
SBA Small Business Investment Cos., 2019-10A 1	3.113%	3/10/29	693,628	738,913
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	22,179	2,770,754	(b)(g)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	2,751	1,320,372	(g)
SMB Private Education Loan Trust, 2020-A B	3.000%	8/15/45	5,000,000	5,085,044	(g)
SoFi Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	600	378,356	(g)
SoFi Professional Loan Program LLC, 2017-F R1	0.000%	1/25/41	25,000	957,703	(g)

See Notes to Financial Statements.

28	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — continued
SoFi Professional Loan Program Trust, 2020-A BFX	3.120%	5/15/46	$3,200,000	$3,311,780	(g)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	0.368%	2/25/36	1,376,440	55,432	(d)(g)
Total Asset-Backed Securities (Cost — $81,897,024)				69,671,083

			Face Amount
U.S. Government & Agency Obligations — 0.0%††
U.S. Government Obligations — 0.0%††
U.S. Treasury Notes (Cost — $30,031)	0.375%	4/30/25	30,000	30,112
Total Investments before Short-Term Investments (Cost — $791,306,681)				782,367,713

			Shares
Short-Term Investments — 9.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $72,821,421)	0.010%		72,821,421	72,821,421	(h)
Total Investments — 108.8% (Cost — $864,128,102)				855,189,134
Liabilities in Excess of Other Assets — (8.8)%				(69,409,735)
Total Net Assets — 100.0%				$785,779,399

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	29

Schedule of investments (cont’d)

December 31, 2020

Western Asset Mortgage Total Return Fund

††	Represents less than 0.1%.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2020, the Fund held TBA securities with a total cost of $82,185,107.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(h)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2020, the total market value of investments in Affiliated Companies was $72,821,421 and the cost was $72,821,421 (Note 8).

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

UST	— United States Treasury

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	95	3/21	$11,967,196	$11,985,586	$18,390
U.S. Treasury Ultra Long- Term Bonds	290	3/21	62,388,813	61,933,125	(455,688)
					(437,298)

See Notes to Financial Statements.

30	Western Asset Mortgage Total Return Fund 2020 Annual Report

Western Asset Mortgage Total Return Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 2-Year Notes	488	3/21	$107,732,087	$107,836,563	$(104,476)
U.S. Treasury 10-Year Notes	524	3/21	72,292,753	72,352,940	(60,187)
U.S. Treasury Long-Term Bonds	88	3/21	15,377,989	15,240,500	137,489
U.S. Treasury Ultra 10-Year Notes	274	3/21	43,008,887	42,842,470	166,417
					139,243
Net unrealized depreciation on open futures contracts					$(298,055)

At December 31, 2020, the Fund had the following open swap contract:

	CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
$39,161,000	11/27/25	3-Month LIBOR quarterly	0.840% semi-annually	$(22,825)	$26,853

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	31

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $791,306,681)	$782,367,713
Investments in affiliated securities, at value (Cost — $72,821,421)	72,821,421
Foreign currency, at value (Cost — $102,480)	103,424
Cash	1,077,438
Receivable for securities sold	61,906,294
Interest receivable	2,676,402
Deposits with brokers for open futures contracts	1,528,578
Receivable for Fund shares sold	1,147,584
Deposits with brokers for centrally cleared swap contracts	259,001
Receivable from broker — net variation margin on open futures contracts	63,013
Receivable from broker — net variation margin on centrally cleared swap contracts	5,534
Other receivables	1,416
Prepaid expenses	39,529
Total Assets	923,997,347

Liabilities:
Payable for securities purchased	136,470,615
Payable for Fund shares repurchased	879,886
Investment management fee payable	345,212
Distributions payable	229,708
Service and/or distribution fees payable	123,304
Trustees’ fees payable	2,654
Accrued expenses	166,569
Total Liabilities	138,217,948
Total Net Assets	$785,779,399

Net Assets:
Par value (Note 7)	$766
Paid-in capital in excess of par value	825,201,026
Total distributable earnings (loss)	(39,422,393)
Total Net Assets	$785,779,399

See Notes to Financial Statements.

32	Western Asset Mortgage Total Return Fund 2020 Annual Report

Net Assets:
Class 1	$24,394,152
Class A	$520,672,215
Class C	$14,849,018
Class C1	$1,270,932
Class I	$188,031,050
Class IS	$36,562,032

Shares Outstanding:
Class 1	2,379,953
Class A	50,854,294
Class C	1,450,549
Class C1	124,045
Class I	18,282,992
Class IS	3,552,818

Net Asset Value:
Class 1 (and redemption price)	$10.25
Class A (and redemption price)	$10.24
Class C*	$10.24
Class C1*	$10.25
Class I (and redemption price)	$10.28
Class IS (and redemption price)	$10.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.69

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	33

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest from unaffiliated investments	$27,822,760
Interest from affiliated investments	126,200
Less: Foreign taxes withheld	(42,572)
Total Investment Income	27,906,388

Expenses:
Investment management fee (Note 2)	4,642,164
Service and/or distribution fees (Notes 2 and 5)	1,453,151
Transfer agent fees (Note 5)	1,160,266
Excise tax (Note 1)	175,178
Registration fees	129,245
Fund accounting fees	78,047
Audit and tax fees	49,586
Shareholder reports	33,456
Custody fees	32,767
Trustees’ fees	22,295
Legal fees	17,279
Commitment fees (Note 9)	14,291
Insurance	11,668
Miscellaneous expenses	7,879
Total Expenses	7,827,272
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(34,424)
Net Expenses	7,792,848
Net Investment Income	20,113,540

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	18,192,488
Futures contracts	(6,810,821)
Written options	287,356
Swap contracts	7,069
Net Realized Gain	11,676,092
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(12,963,451)
Futures contracts	57,700
Swap contracts	26,853
Foreign currencies	8,462
Change in Net Unrealized Appreciation (Depreciation)	(12,870,436)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(1,194,344)
Increase in Net Assets From Operations	$18,919,196

See Notes to Financial Statements.

34	Western Asset Mortgage Total Return Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$20,113,540	$37,084,732
Net realized gain	11,676,092	2,536,751
Change in net unrealized appreciation (depreciation)	(12,870,436)	13,073,487
Increase in Net Assets From Operations	18,919,196	52,694,970

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(32,054,791)	(40,696,838)
Decrease in Net Assets From Distributions to Shareholders	(32,054,791)	(40,696,838)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	322,974,625	373,293,394
Reinvestment of distributions	28,809,939	36,806,843
Cost of shares repurchased	(535,233,237)	(237,202,457)
Increase (Decrease) in Net Assets From Fund Share Transactions	(183,448,673)	172,897,780
Increase (Decrease) in Net Assets	(196,584,268)	184,895,912

Net Assets:
Beginning of year	982,363,667	797,467,755
End of year	$785,779,399	$982,363,667

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	35

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.37	$10.22	$10.57	$10.50	$10.74

Income (loss) from operations:
Net investment income	0.24	0.45	0.48	0.31	0.27
Net realized and unrealized gain (loss)	0.01 [2]	0.18	(0.25)	0.19	(0.11)
Total income from operations	0.25	0.63	0.23	0.50	0.16

Less distributions from:
Net investment income	(0.37)	(0.48)	(0.58)	(0.43)	(0.40)
Total distributions	(0.37)	(0.48)	(0.58)	(0.43)	(0.40)

Net asset value, end of year	$10.25	$10.37	$10.22	$10.57	$10.50
Total return[3]	2.53%	6.31%	2.31%	4.82%	1.50%

Net assets, end of year (000s)	$24,394	$26,363	$28,093	$31,016	$32,494

Ratios to average net assets:
Gross expenses	0.70%	0.67%	0.68%	0.68%	0.68%
Net expenses[4]	0.69 [5]	0.67 [5]	0.68	0.68	0.68
Net investment income	2.30	4.32	4.65	2.91	2.49

Portfolio turnover rate[6]	108%	74%	64%	102%	204%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 160%, 115%, 196%, 615%, and 832% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

36	Western Asset Mortgage Total Return Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.36	$10.21	$10.56	$10.49	$10.73

Income (loss) from operations:
Net investment income	0.21	0.42	0.45	0.28	0.24
Net realized and unrealized gain (loss)	0.02 [2]	0.19	(0.25)	0.19	(0.11)
Total income from operations	0.23	0.61	0.20	0.47	0.13

Less distributions from:
Net investment income	(0.35)	(0.46)	(0.55)	(0.40)	(0.37)
Total distributions	(0.35)	(0.46)	(0.55)	(0.40)	(0.37)

Net asset value, end of year	$10.24	$10.36	$10.21	$10.56	$10.49
Total return[3]	2.25%	6.01%	2.02%	4.53%	1.23%

Net assets, end of year (millions)	$521	$506	$463	$497	$548

Ratios to average net assets:
Gross expenses	0.96%	0.95%	0.96%	0.96%	0.95%
Net expenses[4]	0.96 [5]	0.94 [5]	0.96 [5]	0.96 [5]	0.95
Net investment income	2.03	4.02	4.38	2.62	2.23

Portfolio turnover rate[6]	108%	74%	64%	102%	204%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 160%, 115%, 196%, 615%, and 832% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.36	$10.20	$10.55	$10.48	$10.73

Income (loss) from operations:
Net investment income	0.14	0.35	0.38	0.19	0.16
Net realized and unrealized gain (loss)	0.02 [2]	0.19	(0.25)	0.21	(0.11)
Total income from operations	0.16	0.54	0.13	0.40	0.05

Less distributions from:
Net investment income	(0.28)	(0.38)	(0.48)	(0.33)	(0.30)
Total distributions	(0.28)	(0.38)	(0.48)	(0.33)	(0.30)

Net asset value, end of year	$10.24	$10.36	$10.20	$10.55	$10.48
Total return[3]	1.57%	5.39%	1.31%	3.81%	0.42%

Net assets, end of year (000s)	$14,849	$18,218	$16,060	$21,958	$33,327

Ratios to average net assets:
Gross expenses	1.64%	1.64%	1.65%	1.65%	1.66%
Net expenses[4]	1.64 [5]	1.64 [5]	1.65 [5]	1.65 [5]	1.66
Net investment income	1.36	3.36	3.69	1.82	1.48

Portfolio turnover rate[6]	108%	74%	64%	102%	204%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 160%, 115%, 196%, 615%, and 832% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

38	Western Asset Mortgage Total Return Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.37	$10.22	$10.57	$10.50	$10.74

Income (loss) from operations:
Net investment income	0.15	0.39	0.41	0.23	0.19
Net realized and unrealized gain (loss)	0.02 [2]	0.18	(0.25)	0.19	(0.10)
Total income from operations	0.17	0.57	0.16	0.42	0.09

Less distributions from:
Net investment income	(0.29)	(0.42)	(0.51)	(0.35)	(0.33)
Total distributions	(0.29)	(0.42)	(0.51)	(0.35)	(0.33)

Net asset value, end of year	$10.25	$10.37	$10.22	$10.57	$10.50
Total return[3]	1.72%	5.65%	1.61%	4.08%	0.78%

Net assets, end of year (000s)	$1,271	$1,562	$9,267	$11,849	$14,753

Ratios to average net assets:
Gross expenses	1.49%	1.36%	1.38%	1.39%	1.40%
Net expenses[4]	1.49 [5]	1.36 [5]	1.37 [5]	1.39 [5]	1.40
Net investment income	1.51	3.75	3.94	2.16	1.80

Portfolio turnover rate[6]	108%	74%	64%	102%	204%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 160%, 115%, 196%, 615%, and 832% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.41	$10.25	$10.61	$10.53	$10.78

Income (loss) from operations:
Net investment income	0.24	0.44	0.48	0.32	0.27
Net realized and unrealized gain (loss)	0.01 [2]	0.21	(0.25)	0.19	(0.11)
Total income from operations	0.25	0.65	0.23	0.51	0.16

Less distributions from:
Net investment income	(0.38)	(0.49)	(0.59)	(0.43)	(0.41)
Total distributions	(0.38)	(0.49)	(0.59)	(0.43)	(0.41)

Net asset value, end of year	$10.28	$10.41	$10.25	$10.61	$10.53
Total return[3]	2.56%	6.41%	2.36%	4.83%	1.43%

Net assets, end of year (millions)	$188	$415	$276	$245	$236

Ratios to average net assets:
Gross expenses	0.66%	0.67%	0.64%	0.66%	0.66%
Net expenses[4]	0.66 [5]	0.67 [5]	0.64	0.66	0.66
Net investment income	2.38	4.26	4.69	2.96	2.51

Portfolio turnover rate[6]	108%	74%	64%	102%	204%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 160%, 115%, 196%, 615%, and 832% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

40	Western Asset Mortgage Total Return Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31 unless otherwise noted:
Class IS Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$10.42	$10.26	$10.61	$10.54	$10.84

Income (loss) from operations:
Net investment income	0.25	0.43	0.49	0.33	0.09
Net realized and unrealized gain (loss)	0.01 [3]	0.23	(0.24)	0.18	(0.16)
Total income (loss) from operations	0.26	0.66	0.25	0.51	(0.07)

Less distributions from:
Net investment income	(0.39)	(0.50)	(0.60)	(0.44)	(0.23)
Total distributions	(0.39)	(0.50)	(0.60)	(0.44)	(0.23)

Net asset value, end of year	$10.29	$10.42	$10.26	$10.61	$10.54
Total return[4]	2.56%	6.52%	2.44%	4.93%	(0.70)%

Net assets, end of year (000s)	$36,562	$15,120	$5,530	$5,687	$5,678

Ratios to average net assets:
Gross expenses	0.58%	0.56%	0.56%	0.56%	0.57%[5]
Net expenses[6]	0.58 [7]	0.56 [7]	0.56	0.56	0.57 [5]
Net investment income	2.41	4.16	4.77	3.05	1.84 [5]

Portfolio turnover rate[8]	108%	74%	64%	102%	204%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 30, 2016 (inception date) to December 31, 2016.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 160%, 115%, 196%, 615%, and 832% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

[9]	For the year ended December 31, 2016.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2020 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Total Return Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

42	Western Asset Mortgage Total Return Fund 2020 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Mortgage Total Return Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$405,977,538	$1,832,680	$407,810,218
Collateralized Mortgage Obligations	—	296,762,305	8,093,995	304,856,300
Asset-Backed Securities	—	64,034,198	5,636,885	69,671,083
U.S. Government & Agency Obligations	—	30,112	—	30,112
Total Long-Term Investments	—	766,804,153	15,563,560	782,367,713
Short-Term Investments†	$72,821,421	—	—	72,821,421
Total Investments	$72,821,421	$766,804,153	$15,563,560	$855,189,134
Other Financial Instruments:
Futures Contracts	$322,296	—	—	$322,296
Centrally Cleared Interest Rate Swaps	—	$26,853	—	26,853
Total Other Financial Instruments	$322,296	$26,853	—	$349,149
Total	$73,143,717	$766,831,006	$15,563,560	$855,538,283

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$620,351	—	—	$620,351

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2019	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Mortgage-Backed Securities	—	—	—	—	$1,832,680
Collateralized Mortgage Obligations	—	—	—	—	—
Asset-Backed Securities	—	—	—	$(88,643)	3,000,000
Total	—	—	—	$(88,643)	$4,832,680

44	Western Asset Mortgage Total Return Fund 2020 Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3[2]	Transfers out of Level 3	Balance as of December 31, 2020	Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2020[1]
Mortgage-Backed Securities	—	—	—	$1,832,680	—
Collateralized Mortgage Obligations	—	$8,093,995	—	8,093,995	—
Asset-Backed Securities	$(45,226)	2,770,754	—	5,636,885	$(88,643)
Total	$(45,226)	$10,864,749	—	$15,563,560	$(88,643)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

Western Asset Mortgage Total Return Fund 2020 Annual Report	45

Notes to financial statements (cont’d)

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

46	Western Asset Mortgage Total Return Fund 2020 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2020, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2020, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Western Asset Mortgage Total Return Fund 2020 Annual Report	47

Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

48	Western Asset Mortgage Total Return Fund 2020 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset Mortgage Total Return Fund 2020 Annual Report	49

Notes to financial statements (cont’d)

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to

50	Western Asset Mortgage Total Return Fund 2020 Annual Report

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the year, the Fund paid $175,178 of federal excise taxes attributable to calendar year 2019.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$175,178	$(175,178)

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Western

Western Asset Mortgage Total Return Fund 2020 Annual Report	51

Notes to financial statements (cont’d)

Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $4 billion	0.500%
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.75%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $34,424, which included an affiliated money market fund waiver of $26,473.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which,

52	Western Asset Mortgage Total Return Fund 2020 Annual Report

when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$196,519	—
CDSCs	14,843	$1,748

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$78,704,749	$1,432,095,914
Sales	59,796,098	1,541,543,736

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$876,364,362	$27,530,821	$(48,706,049)	$(21,175,228)
Futures contracts	—	322,296	(620,351)	(298,055)
Swap contracts	(22,825)	26,853	—	26,853

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$322,296
Centrally cleared swap contracts[3]	26,853
Total	$349,149

Western Asset Mortgage Total Return Fund 2020 Annual Report	53

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$620,351

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(288,608)
Futures contracts	(6,810,821)
Written options	287,356
Swap contracts	7,069
Total	$(6,805,004)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$57,700
Swap contracts	26,853
Total	$84,553

54	Western Asset Mortgage Total Return Fund 2020 Annual Report

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$33,360
Written options†	28,336
Futures contracts (to buy)	216,541,003
Futures contracts (to sell)	217,688,627

Average Notional Balance
Interest rate swap contracts	$7,473,462

†	At December 31, 2020, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00%, and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$32,875
Class A	$1,268,644	†	742,108
Class C	174,267		13,360
Class C1	10,240		3,356
Class I	—		367,248
Class IS	—		1,319
Total	$1,453,151		$1,160,266

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2020, the service and/or distribution fees reimbursed amounted to $89 for Class A shares.

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/ Expense Reimbursements
Class 1	$925
Class A	18,648
Class C	642
Class C1	54
Class I	13,189
Class IS	966
Total	$34,424

Western Asset Mortgage Total Return Fund 2020 Annual Report	55

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class 1	$913,031	$1,283,399
Class A	17,314,166	21,323,200
Class C	465,462	689,095
Class C1	42,077	163,498
Class I	12,118,226	16,765,177
Class IS	1,201,829	472,469
Total	$32,054,791	$40,696,838

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	89,303	$913,072	123,550	$1,283,399
Shares repurchased	(250,849)	(2,576,793)	(331,170)	(3,436,344)
Net decrease	(161,546)	$(1,663,721)	(207,620)	$(2,152,945)

Class A
Shares sold	11,983,474	$122,771,036	10,024,745	$103,854,341
Shares issued on reinvestment	1,659,501	16,940,502	2,007,022	20,830,820
Shares repurchased	(11,637,785)	(118,850,871)	(8,533,001)	(88,378,208)
Net increase	2,005,190	$20,860,667	3,498,766	$36,306,953

Class C
Shares sold	297,703	$3,078,232	1,020,780	$10,562,800
Shares issued on reinvestment	40,744	415,765	56,919	591,046
Shares repurchased	(646,495)	(6,611,320)	(892,868)	(9,281,278)
Net increase (decrease)	(308,048)	$(3,117,323)	184,831	$1,872,568

Class C1
Shares sold	21,012	$215,185	25,783	$268,260
Shares issued on reinvestment	4,068	41,551	15,242	157,406
Shares repurchased	(51,693)	(526,529)	(797,378)	(8,219,593)
Net decrease	(26,613)	$(269,793)	(756,353)	$(7,793,927)

56	Western Asset Mortgage Total Return Fund 2020 Annual Report

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	15,280,784	$157,502,397	23,472,191	$243,983,811
Shares issued on reinvestment	977,618	10,029,253	1,299,571	13,558,990
Shares repurchased	(37,844,176)	(388,315,159)	(11,781,216)	(122,458,180)
Net increase (decrease)	(21,585,774)	$(220,783,509)	12,990,546	$135,084,621

Class IS
Shares sold	3,844,427	$39,407,775	1,397,669	$14,624,182
Shares issued on reinvestment	45,766	469,796	36,850	385,182
Shares repurchased	(1,789,133)	(18,352,565)	(521,817)	(5,428,854)
Net increase	2,101,060	$21,525,006	912,702	$9,580,510

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$125,147,581	$461,739,950	461,739,950	$514,066,110	514,066,110

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$126,200	—	$72,821,421

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust and Western Asset Funds, Inc. (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of

Western Asset Mortgage Total Return Fund 2020 Annual Report	57

Notes to financial statements (cont’d)

liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million (prior to November 16, 2020, the aggregate amount was $220 million for participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust). Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets. Prior to November 16, 2020, there was no upfront fee. For the year ended December 31, 2020, the Fund incurred a commitment fee in the amount of $14,291. The Fund did not utilize the Redemption Facility during the year ended December 31, 2020.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$32,054,791	$40,696,838

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$7,007,928
Deferred capital losses*	(25,247,466)
Other book/tax temporary differences(a)	277,577
Unrealized appreciation (depreciation)(b)	(21,460,432)
Total distributable earnings (loss) — net	$(39,422,393)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, the difference between the book and tax cost basis of partnership investments and other book/tax basis adjustments.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact

58	Western Asset Mortgage Total Return Fund 2020 Annual Report

the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve- month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent event

Effective January 1, 2021, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

*  *  *

Effective February 5, 2021, the Fund’s Redemption Facility was terminated and the Fund, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

Western Asset Mortgage Total Return Fund 2020 Annual Report	59

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Mortgage Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Mortgage Total Return Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

60	Western Asset Mortgage Total Return Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to the Fund’s subadviser. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	565,937,232.325	7,978,885.834	36,305,972.717	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	565,276,494.696	8,491,604.590	36,453,991.589	0

Western Asset Mortgage Total Return Fund	61

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

62	Western Asset Mortgage Total Return Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Mortgage Total Return Fund	63

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Mortgage Total Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

64	Western Asset Mortgage Total Return Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Mortgage Total Return Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

66	Western Asset Mortgage Total Return Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Mortgage Total Return Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira** Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

68	Western Asset Mortgage Total Return Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset Mortgage Total Return Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

70	Western Asset Mortgage Total Return Fund

Western Asset

Mortgage Total Return Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Effective March 6, 2020, Mr. Larson became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Mortgage Total Return Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Mortgage Total Return Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Mortgage Total Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/21 SR21-4083

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,455 in December 31, 2019 and $ 161,623 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2019 and $0 in December 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* Effective March 6, 2020, Mr Larson became a Trustee

(b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 23, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 23, 2021